UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
(Amendment No. 1)
 _____________________________________________

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 4, 2015

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Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)

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Delaware	001-35054	27-1284632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 South Main Street Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 422-2121
(Former name or former address, if changed since last report.)
 _____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 10, 2015, on December 4, 2015, Marathon Petroleum Corporation (“MPC”) announced that MPLX LP (“MPLX”), the midstream master limited partnership sponsored by MPC, completed the acquisition of MarkWest Energy Partners, L.P. (“MWE”), whereby MWE became a wholly owned subsidiary of MPLX.

This Current Report on Form 8-K/A provides the financial statements and pro forma financial information required under Item 9.01 of Form 8-K and not included in the Current Report on Form 8-K filed on December 4, 2015.

Item 9.01	Financial Statements and Exhibits.
(a) Financial statements of business acquired.
The audited consolidated financial statements of MWE as of December 31, 2014 and for the year ended December 31, 2014 are incorporated by reference in this Current Report on Form 8-K/A from MWE’s Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the SEC on February 25, 2015, SEC File No. 001-31239.
The unaudited condensed consolidated financial statements of MWE for the three and nine months ended September 30, 2015 and September 30, 2014 and as of September 30, 2015 are incorporated by reference in this Current Report on Form 8-K/A from MWE’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, as filed with the SEC on November 4, 2015, SEC File No. 001-31239.
(b) Pro forma financial information.
Our unaudited pro forma consolidated financial statements as of September 30, 2015 and for the nine months ended September 30, 2015 and the year ended December 31, 2014 are incorporated herein by reference to Exhibit 99.1 of this Current Report on Form 8-K/A.

Exhibit Number	Description

99.1	Unaudited pro forma consolidated financial statements
23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm of MarkWest Energy Partners, L.P.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: February 17, 2016	By:	/s/ John J. Quaid
Name: John J. Quaid
Title: Vice President and Controller

Index to Exhibits

Exhibit Number	Description

99.1	Unaudited pro forma consolidated financial statements
23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm of MarkWest Energy Partners, L.P.